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                                                                     Exhibit 4.1
                                                                     -----------

NUMBER                                                          SHARES
XXXX                                                            XXXX


                                  SPECIMEN
                          ALAMOSA (DELAWARE), INC.
                           a Delaware Corporation
       The Corporation is authorized to issue 1,000 Common Shares --
                            Par Value $0.01 each


          This Certifies that XXXX_______________________________________
is the registered holder of X X X X X (XXX)______________________________
Shares of Common Stock, par value $0.01 per share, of Alamosa (Delaware), Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this XXXX day of XXXXXX A.D. XXX.


_________________________            SEAL           ___________________________


          For Value Received, _____ hereby sell, assign and transfer unto _______________ __________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated _________________________________________

         In presence of  _______________________________

         _______________________________________________



                  NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
             MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
               FACE OF THE CERTIFICATE, IN EVERY PARTICULAR,
                     WITHOUT ALTERATION OR ENLARGEMENT,
                          OR ANY CHANGE WHATEVER.

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